Leader Total Return Fund

Institutional Shares: LCTIX

Investor Shares: LCTRX

Supplement dated March 29, 2022

to the Prospectus and Statement of Additional Information (“SAI”) dated October 1, 2021,

each as may be amended from time to time

At a special meeting held on Monday, March 29, 2022, the Board of Trustees of Leader Funds Trust approved various changes to the Leader Total Return Fund (the “Fund”). These changes include changing the Fund’s name and investment objective, adding additional disclosure to its principal investment strategy, and changing the Fund’s target duration.

Name Change

Effective May 31, 2022, the Leader Total Return Fund is renamed the “Leader High Quality Floating Rate Fund.”

Investment Objective Change

As stated in the Fund’s prospectus, the Fund may change its investment objective without shareholder approval upon 60 days’ written notice. This supplement notifies shareholders that, effective on or about May 31, 2022, the Fund’s Investment Objective is revised as follows.

Investment Objective: The investment objective of the Leader High Quality Floating Rate Fund (“High Quality Fund” or the “Fund”) is to deliver a high level of current income, with a secondary objective of capital appreciation.

Revised Investment Policy

Effective March 31, 2022, the Fund’s investment strategy is revised as follows.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing primarily in domestic and foreign fixed-income securities of various maturities and credit qualities that are denominated in U.S. dollars or foreign currencies. The Fund’s investments include bonds; convertible debt securities; preferred securities; notes and debentures issued by corporations, governments and their agencies or instrumentalities; mortgage-backed securities (agency, adjustable-rate, and collateralized mortgage-backed securities (“MBS”)); and asset-backed securities (loan and credit-backed securities, including collateralized loan obligations (“CLOs”)). The Fund may invest all or part of its assets in any of these investments at any time. The Fund’s investments in foreign issuers may include issuers from emerging markets. The Fund defines emerging market issuers as those found outside of North America, Europe, Japan, Australia, and New Zealand.

MBS and CLOs are single-purpose investment vehicles that hold baskets of loans and issue securities that are paid from the cash flows of the underlying loans. Normally, MBS and CLOs have multiple tranches with investors in the bottom tranches having last priority to receive payment. The Fund will invest in the tranches rated A or better, which means it will not be less than third in priority for payment.

While the Fund invests without restriction as to the maturity of any single debt security, the Fund’s portfolio average effective duration (a measure of a security’s sensitivity to changes in prevailing interest rates) will be one year or less.

The Fund invests primarily in investment-grade securities, but may invest up to 40% of its total assets in high-yield securities (commonly referred to as “junk bonds”). The Fund defines junk bonds as those rated lower than Baa3 by Moody’s Investors Service (“Moody’s”), BBB- by Standard and Poor’s Rating Group (“S&P”), Fitch BBB-, or, if unrated, as determined by the Advisor to be of similar credit quality. However, the Fund restricts its junk bond purchases to those rated B3 or higher by Moody’s or B- or higher by S&P, or, if unrated, determined by the Advisor to be of comparable quality. The Fund may invest in U.S. treasury government securities with no limit. Foreign issues denominated in U.S. dollars will be excluded from the 40% allocation limit.

The Advisor allocates Fund assets among various fixed-income sectors, maturities and specific issues using an opportunistic approach by assessing risk and reward.

·	Sector selection focuses on identifying portions of the fixed-income market that the Advisor believes offer the highest yield or expected capital appreciation from interest rate declines or currency exchange rate gains.

·	Maturity or yield curve management focuses on selecting securities with maturities that the Advisor believes have the highest yield or highest potential capital appreciation, when compared to securities with shorter or longer maturities.

·	Security selection focuses on identifying specific securities that offer the highest yield or expected capital appreciation when compared to a peer group of securities with similar credit quality and maturity.

Occasionally, the Fund may focus its investments in certain sectors.

The Advisor buys securities for either or both their interest income and their potential for capital appreciation, generally resulting from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Advisor may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate or when other investment opportunities exist that may have more attractive yields.

The Fund may short equity stocks up to 20% of its total assets. The Advisor will consider shorting the stock of issuers in which the Fund owns a position in the same issuer’s convertible debt securities. In pursuing its short strategy, the Advisor seeks to tactically take advantage of the price relationship between an issuer’s stock and its convertible securities.

As a result of its trading strategy, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover and commissions than many investment companies.

Except for the change in average portfolio duration from a range of 3.50 to 6.00 years to a target of less than one year, the disclosure of the investment strategy as described above will not change how the Adviser manages the Fund’s portfolio. Additionally, it is important for investors to note that the Fund’s investment objective will not change until 60 days after this notice.

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You should read this Supplement in conjunction with the Prospectus and SAI, each as amended, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at (800) 711-9164.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE RFERENCE

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